14. Trade and other receivables	12 Months Ended
Dec. 31, 2020
Trade and other receivables [abstract]
Trade and other receivables
14.	Trade and other receivables
14.1.	Trade and other receivables, net
	12.31.2020	12.31.2019
Receivables from contracts with customers
Third parties	3,081	4,481
Related parties
Investees (note 39.1)	664	794
Receivables from the electricity sector	205	334
Subtotal	3,950	5,609
Other trade receivables
Third parties
Receivables from divestments (*)	1,523	1,434
Lease receivables	467	482
Other receivables	2,536	831
Related parties
Petroleum and alcohol accounts - receivables from Brazilian Government (note 39.2)	482	304
Subtotal	5,008	3,051
Total trade receivables	8,958	8,660
Expected credit losses (ECL) - Third parties	(1,528)	(2,286)
Expected credit losses (ECL) - Related parties	(68)	(45)
Total trade receivables, net	7,362	6,329
Current	4,731	3,762
Non-current	2,631	2,567
(*) It comprises receivable from the divestment of NTS and contingent payments from the sale of interest in Roncador field.
(**) It includes amounts related to the purchase and sale of production platforms and equipment from our partners in E&P consortia

Trade and other receivables are generally classified as measured at amortized cost, except for receivables with final prices linked to changes in commodity price after their transfer of control, which are classified as measured at fair value through profit or loss, amounting to US$507 as of December 31, 2020 (US$ 357 as of December 31, 2019).

14.2.	Aging of trade and other receivables – third parties

	12.31.2020		12.31.2019
	Trade receivables	Expected credit losses	Trade receivables	Expected credit losses
Current	5,850	(130)	4,658	(142)
Overdue:
1-90 days	205	(8)	251	(38)
91-180 days	15	(9)	24	(8)
181-365 days	42	(28)	49	(13)
More than 365 days	1,495	(1,353)	2,245	(2,086)
Total	7,607	(1,528)	7,227	(2,287)
14.3.	Changes in provision for expected credit losses
	2020	2019
Opening balance	2,331	4,305
Additions	209	217
Write-offs	(698)	(1,241)
Reversals	(3)	-
Transfer of assets held for sale	(3)	(871)
Cumulative translation adjustment	(240)	(79)
Closing balance	1,596	2,331
	-	-
Current	218	1,103
Non-current	1,378	1,228

In 2020, the additions include an increase of US$ 60 on receivables in foreign currency, resulting from the 29% exchange rate devaluation in the year ended December 31, 2020, as well as the recording of a supplementary provision arising from the effects of the COVID-19 on the economy (US$ 19).

In 2020, the write-offs primarily relate to the write-off of receivables, by a subsidiary abroad, relating to construction and renovation of platforms. In 2019, the write-offs primarily relate to the termination of a lawsuit relating to the electricity sector.

14.4.	Accounting policy for trade receivables

Trade receivables are generally classified at amortized cost, except for certain receivables classified at fair value through profit or loss, whose cash flows are distinct from the receipt of principal and interest, including receivables with final prices linked to changes in commodity price after their transfer of control.

When the Company is the lessor in a finance lease, a receivable is recognized at the amount of the net investment in the lease, consisting of the lease payments receivable and any unguaranteed residual value accruing to the Company, discounted at the interest rate implicit in the lease.

The Company measures expected credit losses for short-term trade receivables using a provision matrix based on historical observed default rates adjusted by current and forward-looking information when applicable and available without undue cost or effort.

The Company measures the allowance for expected credit losses of other trade receivables based on their 12-month expected credit losses unless their credit risk has increased significantly since their initial recognition, in which case the allowance is based on their lifetime expected credit losses.

When determining whether there has been a significant increase in credit risk, the Company compares the risk of default on initial recognition and at the reporting date.

Regardless of the assessment of significant increase in credit risk, a delinquency period of 30 days past due triggers the definition of significant increase in credit risk on a financial asset, unless otherwise demonstrated by reasonable and supportable information.

The Company assumes that the credit risk on the trade receivable has not increased significantly since initial recognition if the receivable is considered to have low credit risk at the reporting date. Low credit risk is determined based on external credit ratings or internal methodologies.

In the absence of controversy or other issues that may result in the suspension of collection, the Company assumes that a default occurs whenever the counterparty does not comply with the legal obligation to pay its debts when due or, depending on the instrument, when it is at least 90 days past due.

The measurement of expected credit loss comprises the difference between all contractual cash flows that are due to the Company and all the cash flows that the Company expects to receive, discounted at the original effective interest rate weighted by the probability of default.